Subsequent Events	3 Months Ended	12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011
Subsequent Events [Abstract]
Subsequent Events

15. Subsequent events:

On January 27, 2012, the Company sold 1,173,021 units ("Units"), with each Unit consisting of one share of the Company's common stock and a warrant to purchase one-half of one share of the Company's common stock, to REF Holdings, LLC for an aggregate purchase price of $400,000 (or $0.341 per Unit). This sale was made pursuant to a Subscription Agreement, dated January 27, 2012, between the Company and REF Holdings. Under the terms of the Subscription Agreement, the Company has agreed to use its best efforts to file, within thirty (30) calendar days following the closing of the purchase, a resale registration statement covering the shares of common stock underlying the Units and the shares of common stock issuable upon exercise of the warrant underlying the Units. The warrant gives REF Holdings the right to purchase up to 586,511 shares of the Company's common stock at an exercise price of $0.40 per share (subject to adjustment for stock splits, stock dividends, certain other distributions, and the like). The warrant is immediately exercisable and will expire on January 27, 2017.

21. Subsequent Events:

Agreement with Laurus/Valens

In connection with Analytica Asset Purchase Agreement (as described above), the Company entered into an agreement with LV Administrative Services, Inc. ("LV"), as agent for and on behalf of Laurus/Valens (the "Lender Agreement"), whereby Laurus/Valens, conditioned upon receipt of the Upfront Purchase Price in an amount of a minimum of $4 million: (1) consented to the transactions contemplated by the Purchase Agreement and released all liens and security interests on Analytica's assets to be sold to the Purchaser; (2) waived any right to any of the Earnout payable pursuant to the Purchase Agreement; (3) extended the maturity date of the Company's Laurus/Valens Term Notes from May 17, 2012 and November 17, 2012 to May 17, 2013 and November 17, 2013, respectively; and (4) modified the obligation set forth in the Term Notes that previously required the Company to pay thirty percent (30%) of any capital raised by the Company to Laurus/Valens as a prepayment on the Laurus/Valens Term Notes. As a result, if the Company completes a capital raise prior to March 31, 2012, the Company will not be required to use the proceeds from such capital raise towards the prepayment of the Laurus/Valens Term Notes, unless such capital raise exceeds $5 million of net proceeds.

Appointment and election of certain officers and directors

Effective as of December 20, 2011, Samuel S. Duffey, Esq., was appointed to serve in the position of Chief Executive Officer, in addition to continuing his responsibilities as the Company's President and General Counsel. Mr. Duffey was also designated to serve as the Company's Principal Executive Officer in connection with dealings with the Company's independent audit firm and filings with the SEC.

Effective as of December 20, 2011, Francis E. O'Donnell, Jr., M.D. was appointed by the Board of Directors to serve in the position of Executive Chairman of the Board.